SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
       of the Securities Exchange Act of 1934, as amended
                    (Amendment No. ________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12


                    U. S. LONG DISTANCE CORP.
        (Name of Registrant as Specified In Its Charter)

           __________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules
          14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    U.S. LONG DISTANCE CORP.
                    9311 SAN PEDRO, SUITE 100
                    SAN ANTONIO, TEXAS  78216

               ___________________________________


            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON AUGUST 19, 1997


     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of U.S. Long Distance Corp., a Delaware corporation (the "Company"), will be held on Tuesday, August 19, 1997, at 9:00 a.m. local time at the Holiday Inn-Airport, Lone
Star Ballroom West, 77 N.E. Loop 410, in San Antonio, Texas, for the purpose of considering and voting upon a proposal to vote on an amendment to the Company's Restated Certificate of Incorporation to change the name of the Company to USLD Communications Corp. This proposal is more fully described in the Proxy Statement accompanying this notice.

     The Board of Directors has fixed July 21, 1997, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Special Meeting will be available for examination at the offices of the Company for ten days prior to the Special Meeting.


                         By Order of the Board of Directors



                         W. Audie Long
                         Corporate Secretary


San Antonio, Texas
July 23, 1997





                            IMPORTANT

     YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE SPECIAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE SPECIAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

PRELIMINARY COPY

                    U.S. LONG DISTANCE CORP.
                    9311 SAN PEDRO, SUITE 100
                    SAN ANTONIO, TEXAS  78216
               ___________________________________

                       PROXY STATEMENT FOR
                 SPECIAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON AUGUST 19, 1997

            SOLICITATION AND REVOCABILITY OF PROXIES


     This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation by the Board of Directors of U.S. Long Distance Corp. (the "Company") of proxies for a Special Meeting of Stockholders of the Company (the "Special Meeting"), to be held on Tuesday, August 19, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders and any adjournment(s) thereof. This Proxy Statement and the accompanying proxy are being first mailed to the Company's stockholders on or about July 23, 1997.

     The accompanying proxy is designed to permit each holder of the Company's common stock, par value $.01 per share (the "Common Stock"), to vote for or against or to abstain from voting on a proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company to "USLD Communications Corp." (the "Proposal"). When a stockholder's executed proxy card specifies a choice with respect to the Proposal, the shares will be voted accordingly. IF NO SUCH SPECIFICATION IS MADE, THE PROXIES FOR THE COMMON STOCK WILL BE VOTED BY THOSE PERSONS NAMED IN THE PROXIES AT THE SPECIAL MEETING FOR THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO USLD COMMUNICATIONS CORP.

     The Company encourages the personal attendance of its stockholders at the Special Meeting, and execution of the accompanying proxy will not affect a stockholder's right to attend the Special Meeting and to vote his or her shares in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to W. Audie Long, General Counsel, Senior Vice President - Legal and Regulatory Affairs and Corporate Secretary, U.S. Long Distance Corp., at the Company's principal executive offices, 9311 San Pedro, Suite 100, San Antonio, Texas 78216, at any time before the proxy is voted, by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Special Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Special Meeting will not of itself revoke the proxy.

     All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. Additionally, the Company has elected to retain the services of D.F. King & Co., for the purpose of soliciting proxies to be voted at the Special Meeting at an estimated cost of $4,500, plus out-of-pocket expenses.

PRELIMINARY COPY

          VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

GENERAL

     The Board of Directors has fixed July 21, 1997, as the record date (the "Record Date") for the Special Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and vote at the Special Meeting and any adjournment(s) thereof. At the close of business on July 21, 1997, __________ shares of the Common Stock were outstanding and entitled to be voted at the Special Meeting. The Common Stock is the only class of stock entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Furthermore, abstentions and broker nonvotes are counted in tabulations of the votes cast on the Proposal essentially as votes "against" the Proposal. Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a majority of the outstanding shares of Common Stock is required to approve the Proposal.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned as of the Record Date by (i) each director of the Company,
(ii) each executive officer of the Company and (iii) all executive officers and directors of the Company as a group.

                                                                  Common Stock
                                                       -----------------------------------
                                                       Amount and
                                                       Nature of             Percent of
                                                       Beneficial            Class Owned
     Name of Beneficial Owner                          Ownership(1)        Beneficially(2)
     ------------------------                          ------------        ---------------
     Larry M. James                                            (3)
     W. Audie Long                                             (4)
     Phillip J. Storin                                         (6)              *
     James S. Speirs                                           (5)              *
     Stan G. Masters                                           (7)              *
     Charles E. Amato                                          (8)              *
     Gary D. Becker                                            (9)              *
     L. Lowry Mays                                                              *
     F. Gardner Parker                                                          *
     All executive officers and directors as a
       group (14 persons, including the executive
       officers and directors listed above)                   (10)

_______________
*    Represents less than 1% of the issued and outstanding shares of Common Stock.


PRELIMINARY COPY

(1) Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentage indicated are based on outstanding stock options exercisable within 60 days for each individual and __________ shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 186,334 shares that Mr. James has the right to acquire upon the exercise of stock options, exercisable within 60 days, and 3,000 shares owned by Mr. James' wife.

(4) Includes 158,667 shares that Mr. Long has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(5) Includes 34,668 shares that Mr. Storin has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(6) Represents 23,334 shares that Mr. Speirs has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(7) Includes 26,834 and 5,751 shares that Mr. Masters and his wife, respectively, have the right to acquire upon the exercise of stock options, exercisable within 60 days.

(8) Includes 3,334 shares that Mr. Amato has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(9) Includes 5,000 shares that Mr. Becker has the right to acquire upon the exercise of stock options, exercisable with 60 days.

(10) Includes 541,508 shares that 14 directors and executive officers (including those held by Mr. Masters' wife) have the right to acquire upon the exercise of stock options, exercisable within 60 days.

PRELIMINARY COPY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information concerning the beneficial ownership of shares of the Company's Common Stock by all persons or entities known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock on the Record Date:


                                                  Amount and
                                                  Nature of                Percent of
                                                  Beneficial               Class Owned
     Name and Address of Beneficial Owner         Ownership(1)             Beneficially(2)
     ------------------------------------         ------------             ---------------








_______________
(1)  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Exchange
     Act.  Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the
     shares reported.

(2) The percentage of Common Stock indicated are based on __________ shares of Common Stock issued and outstanding on the Record Date.


ITEM 1.   PROPOSAL TO CHANGE THE NAME OF THE COMPANY

General
-------

     The Board of Directors of the Company has unanimously approved and recommends adoption by stockholders of a proposed amendment to
Article 1 of the Restated Certificate of Incorporation of the Company that would change the name of "U.S. Long Distance Corp." to "USLD Communications Corp."

     The Board of Directors believes that this name change will result in a greater public awareness of the strength and breadth of the Company's communications products and services, given the Company's diversification of product and service offerings in the last year and products proposed to be introduced in the furture, and that the name change will form the basis for marketing and advertising materials.

     In addition to providing traditional long distance services to its customers, the Company offers an integrated group of other communications services including local service, pre-paid calling cards, travel cards, Internet access, data transmission and calling center services. The Board of Directors believes that the recommended name, USLD Communications Corp., more accurately reflects the full line of communications products and services provided by the Company to its customers. Furthermore, management of the Company believes that the proposed name signifies its commitment to expanding its product and service offerings in the future to keep pace with the technological changes expected in the communications industry.

     If the change in name is approved by the Company's stockholders, the Board intends to formally change the name of the Company at the earliest appropriate time consistent with an orderly transition to the new name. Additionally, if the stockholders approve the recommended change of name to USLD Communications Corp., the Company intends to consider changing the name of its primary operating subsidiary to USLD Communications, Inc.

     If the proposed name change is approved, it will NOT be necessary for stockholders to exchange outstanding stock certificates. The Common Stock is traded on the Nasdaq Stock Market's National Market and if the Proposal is approved, the symbol under which the Common Stock is traded will remain "USLD."

PRELIMINARY COPY

APPROVAL

     Assuming the presence of a quorum, the affirmative vote of the holders a majority of the outstanding shares of Common Stock is required for the approval of the proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company to USLD Communications Corp. Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" such approval.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
     TO  AMEND  THE  COMPANY'S   RESTATED   CERTIFICATE   OF
          INCORPORATION  TO  CHANGE  THE  NAME  OF  THE
              COMPANY TO USLD COMMUNICATIONS CORP.



         STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its principal executive offices in San Antonio, Texas on or before September 19, 1997, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                         OTHER BUSINESS

     No other business will be presented at the Special Meeting.

                         By Order of the Board of Directors


                         Audie Long, Corporate Secretary

San Antonio, Texas
July 23, 1997

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING AND
DESIRE THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN
THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PRELIMINARY COPY

                    U.S. LONG DISTANCE CORP.
                    9311 San Pedro, Suite 100
                    San Antonio, Texas 78216

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Larry M. James, Phillip J. Storin and W. Audie Long, and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of U.S. Long Distance Corp. (the "Company") held of record by the undersigned on July 21, 1997, at the Special Meeting of Stockholders to be held on August 19, 1997, or any adjournment(s) thereof.

     1. A PROPOSAL TO AMEND ARTICLE 1 OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO
USLD COMMUNICATIONS CORP.

          [  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN




                 (Please sign on the other side)

                     (Continued from front)

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                    DATED: ________________________________, 1997


                    _____________________________________________
                                   Signature


                    _____________________________________________
                           Signature if Held Jointly